Netting Arrangements for Certain Financial Instruments and Securities Financing Activities - Information on Company's Accounting Netting Adjustments and Items Not Offset in Consolidated Balance Sheet Liabilities But Available for Offset in Event of Default (Parenthetical) (Detail) - USD ($)
$ in Millions
	Dec. 31, 2019	Dec. 31, 2018
Offsetting [Abstract]
Cash collateral netted against derivative liabilities	$ 514	$ 240
Derivative liabilities not subject to netting arrangements	$ 167	$ 85